Exhibit 10.8

房屋租赁合同

Lease Agreement

出租方(甲方): 吴瑞棠证件号码: 330106195709070034

The lessor (Party A):	Wu Ruitang: ID number: 330106195709070034

刘亚莉证件号码: 330324196110290020

Liu Ya li ID number: 330324196110290020

承租方(乙方) 夏建荣 330126196103271712

The lessee (Party B) Xia Jianrong 330126196103271712

丙方(中介方) : 杭州乔业房地产营销策划有限公司

C (Intermediary): Hangzhou Qiaoye Real Estate Consulting Co., Ltd.

一、	根据国家有关法律、法规和本市有关规定，甲、乙双方在公平、自愿、平等的基础上， 经协商一致，就甲方将其合法拥有的房屋出租给乙方使用，乙方承租使用甲方房屋事宜，订 立本合同。

Pursuant applicable national laws and regulations and ordinance of the city, on the basis of fairness, willingness and equity and after negotiation between both Parties, Party A is willing to lease the property they legally own to Party B and the parties enter into this agreement with regard to the foregoing property lease.

二、	房屋基本情况 Basic Situation of the Property

1.甲方将其合法拥有的座落在 杭州市滨江区江虹路1750号信雅达国际创意中心2幢1501 室的房屋出租给乙方使用。

The property is located at

Room 1501, building 2,

1750 Sunyard International Creative Center,

Binjiang District.

Hangzhou City.

2.甲方出租给乙方使用的该房屋建筑面积共516.6平方米

Party B will lease from Party A an area of 516.6 square meters for Party B’s use.

3.该房屋的装修及设施状况办公精装修(物品详见物品清单)。

Property decoration and facilities decoration (see items list for items included).

三、	租赁用途 Rental Purpose

1.	乙方向甲方承诺，租赁该房屋作为办公使用。

Party B promises to lease the property to Party A for office use.

2.	在租赁期限内，未事先征得甲方的书面同意，乙方不得擅自改变该房屋的使用用途。

During the lease term, without the prior written consent to Party A, Party B shall not arbitrarily change the use of the housing.

四、	租赁期限

Lease Term

1.	该房屋租赁期自 2015 年9月1日至 2016 年8月31日止

1 The lease period is from September 1, 2015 to August 31, 2016

五、	交付日期

Delivery Date

1.	甲方于 2015 年8月25日前交付给乙方使用。

Party A shall deliver the property to Party B before August 25, 2015.

2.	在租赁期限内甲方应当配合提供乙方办理营业执照及其他相关的证件所需资料。

Within the term of the lease, Party A shall cooperate with Party B to provide materials that are necessary for Party B to apply for a business license and other related certificates.

六、	租金及支付方式

Rent and payment

1.	该房屋第一年月租金计人民币 43997 元整，大写 肆万叁仟玖佰玖拾柒元整 。该租金不含租赁税，如需要缴纳租赁税则由乙方承担。

Rent for the house is RMB 43, 997 yuan for the first year, excluding lease tax, which shall be borne by Party B.

2.	租金支付方式为 半年付 ，首期租金于签订合同25号之前支付，以后每期租金于到期前壹拾伍天支付。房租支付账号622208 12020 11155 395 ; 户名 :刘亚莉；开户行：杭州钱江支行 。 具体支付时间金额如下:

The rent shall be paid every half year.

Account name:

622208120201115539; Liu Yali;

Bank: Hangzhou Qianjiang branch.

The specific time of payment is as follows:

第一期租金于2015年8月25日前支付人民币 263982.00元大写贰拾陆万叁仟玖佰捌拾贰元整。

The first installment of RMB 263, 982 shall be paid before August 25, 2015.

第二期租金于2016年2月15日前支付人民币263982..00 元大写贰拾陆万叁仟玖佰捌拾贰元整。

The rent for the second period is RMB 263, 982 and shall be paid befor February 15, 2016.

其他费用 Other Expenses

1.	在租赁期限内所产生的物业管理费、能耗费、水费、电费、电视费、宽带费等相关费 用由乙方最担，由乙方向有关部门辙纳。

All management fees, energy consumption, water and electricity, TV, broadband fees and other relevant expenses shall be born by Party B.

2.	乙方应于2015年8月25日前将人民币50000.00元大写伍万元整支 付给甲方作为该房屋的租房押金。待租赁期满结清各项费用后，甲方于结清当日将押金全额无息退还给乙方，乙方如未按规定结清水、电、物业管理费则甲方有权拒坯押金，待乙方结 清甲方再予退还。

Party B shall pay RMB 50,000.00 as a deposit to Party A before August 25, 2015. Such deposit is refundable after the end of the lease after deducting any unsettled water bill, electricity expenses and property management fee etc.

七、	房屋修缮责任 Responsibility for House Repairs

1.	在租赁期限内，甲方应保证出租房屋的使用安全。乙方应爱护并合理使用其所承租的该房屋及其附属设施。如乙方因使用不当造成房屋或设施损坏的，乙方应立即负责修复或予以经济赔偿。

During the lease term, Party A shall ensure the safe use of rental housing. Party B shall protect and rational use of the housing rental and ancillary facilities. If housing facilities damaged due to improper use, Party B shall be responsible for repair or compensation.

2.	除房屋内已有装修和设施外，乙方可以按自己需要进行装修，乙方自行装修的，应按 规定向有关部门办理申报手续，须办妥有关手续后，方可进行，租赁期捕，乙方应甲方要求 保留装修;乙方拆除添置的设备时，不得损坏房屋结构，经验收认可，方可办理退租手续。

Except for current decoration and facilities, Party B can decorate the room based on its needs. If Party B decorates the room, it shall apply for permits with relevant agencies and start decorating upon approval. After the term of the lease, Party B shall keep the decoration per Party A’s request. Party B shall not destroy the houe structure when removing the features it has adde and can start the lease termination process after Party A’s examination and approval.

该房屋的维修责任除供方在本合同或另行约定的外，均由甲方负责。

Party A shall be responsible for property maintenance unless otherwise set forth in this agreement or agreed by the Parties.

3.	甲方维修房屋及其附属设施，应提前7天书面通知乙方，乙方应积极协助和配合。因 乙方阻挠房屋所有权人进行维修而产生的后果，则由乙方负责。

If Party A plans maintanence of the property and ancillary facilities, they shall give Party B a 7 day written notice in advance. Party B should actively assist and cooperate. Party B shall be responsible for the consequences of interfering maintenance by the property owner.

4.	如因不可抗拒原因，导致房屋损坏或造成乙方损失的，双方互不承担责任。

Neither party shall bear the liability for property damages or Party B’s damages as a result of force majeure.

八、	转租的约定 Sublease

1.	乙方在租赁期限内，不可以将该承租的房屋部分或全部转租给他人。

Party B can not sublet the property entirely or partially during the lease term.

九、	变更和解除 Modification and Termination

1.	甲方或乙方因有特殊原因，经双方协商一致，可以变更或解除本合同。经甲、乙双方协商一致，可订立补充条款。但补充条款应符合国家和本市有关房屋租赁管理规定。

Party A or Party B may modify or terminate the contract due to special reasons. Both parties can enter into supplemental agreement that are consistent with national and city level housing regulations.

2.	因出现非甲方能及的情况，使该房屋设施的正常运行、或水、或电等正常供应中断， 且中断期一次超过15天，乙方认为严重影响正常使用房屋的，可以要求解除合同。

If the condition not in Party A’s control has suspended the normal operations of the house or caused water, or electricity supply interruption, and breaks a more than 15 days, Party B considers that seriously affect the normal use of the leased property, you can request to terminate the contract.

3.	因不可抗力因素致使该房屋及其附属设施损坏，本合同不能继续履行的。

If the house and ancillary facilities are damaged as a result of force majeure, this Agreement can no longer be performed.

4.	在租赁期间，该房屋经市或区(县)政府有关部门批准动迁，或经司法、行政机关依 法限制其房地产权利的，或出现因法律、法规禁止的非甲方责任的其他情况。在租赁期间， 该房屋被政府批准动迁，甲方应补偿乙方损失。

During the lease term, after the approval of relevant departments of the municipal or district (county) government or by judicial and administrative authorities in accordance with the law, the relacation cost should be born by Party A .

5.	变更或解除本合同的，要求变更或解除本合同的一方应主动向另一方提出。因变更或 解除本合同，使一方遭受损失的，应由另一方负责赔偿。

With regard to amendments to and termination of this agreement, the party requesting such amendment or termination shall voluntarily propose to the other party. Damages of one party as a result of such amendment or termination shall be born by the other party.

十、	甲方的违约责任

Party A’s Liability for Breach of Contract

1.	甲方未按本合同约定的时间，交付该房屋供乙方使用的，每逾期一天，甲方应按日租金的一倍向乙方偿付违约金，

Party A shall pay the penalty as thedouble the daily rental feebto Party B if Party A fails to deliver the property on time

2.	在租赁期限内，甲方提前将房屋收回的，应向乙方支付人民币50000.00元大写:伍万元整的违约金。

Party A should pay RMB 50000 yuan to Party B as the penalty if Party A take the property back before the expiration.

3.	在租赁期限内，因甲方不及时履行本合同约定的维修、养护责任，致使该房屋发生损坏，造成乙方财产损失或人身伤害的，甲方应承担赔偿责任。

During the lease term, if Party A does not fulfill their obligation to repair and maintain the property and causes damage to the property and also personal injury or property damages of Party B, Party A shall bear the responsibility for compensation.

4.	在租赁期限内，甲方擅自解除本合同，提前收回该房屋的，如乙方已经进行装修，则甲方还应当赔偿乙方装修费用。

During the lease term, if Party A unilaterally terminates the agreement, repossesses the property and Party B has already renovated the property, Party A shall reimburse all expenses in connection with Party B’s renovation.

十一、乙方的违的责任

Party B’s Liability for Breach

在租赁期内，乙方有下列行为之一的，甲方有权终止本合同，收回该房屋，乙方应支付人民币50000.00元大写伍万元整的违约金。

During the lease term, Party A has the right to terminate this contract the house, and keep RMB 50,000 yuan upon one of the following acts of Party B :

1	若乙方未按相关部门规定擅自改变动房屋结构，或损坏房屋，且甲方书面通知，在限定时间内仍未纠正。

If Party B fails to follow the regulations of the relevant government agencies to change the property structure, or damage the property, and fails to cure such breach within the time frame set forth by Party A after receiving a notice from Party A.

2	擅自改变本合同规定的租赁用途，或利用该房屋进行违法违章活动的。

Party B unilaterally changes the use of the property or uses the property for illegal activities.

3	拖欠租金累计半个月以上的。

Party B fails to pay rent in a timely manner for more than half month.

4	在租赁期限内，乙方未经甲方同意，中途擅自退租的。

During the lease term, Party B cancels the agreement without Party A’s consent.

5	其他违约责任

Other liabilities

1)	在租赁期限内，乙方逾期交付水、电、物业管理费等费用达一个月以上的，甲方有 采取停止供应或使用的权利，因此造成的一切后果由乙方自行承担。

If Party B delays the payment of water, electricity, property management fees for more than a month within the term of the lease, Party A shall have the right to stop the supply or use and all the consequences shall be born by Party B.

2)	租赁期满，如乙方逾期归还，则每逾期一天应向甲方支付原日租金一倍的违约金，造成甲方损失的，乙方还应当赔偿。

At the end of the lease term, if Party B fails to surrender the property, Party B shall be liable for liquidated damages in the amount of twice of the original rent for each day as well as any damages of Party A resulting from such failure to surrender the property.

十二、协议终止:租赁期满，甲方有权利收回全部出租房屋，乙方应如期交还，

Party A shall have the right to recover the entire rental property upon the termination of the agreement. Party B shall surrender the property within the period set forth by the agreement.

乙方如果要求续租，则必须在租赁期满前贰个月内向甲方提出书面意向，如甲方继续出租，在同等条件下，乙方有优先承租权，重新签订租赁合同。

Party B should give Party A two month written notice in advance if Party B intends to renew the lease. If Party A continues to lease the property, Party B shall a right of first refusal to rent the property under the same conditions.

乙方应当在合同期满之日前将注册公司迁出。

Party B’s registered company shall move out before the end of the lease term.

十三、纠纷解决

Dispute Resolution

甲、	乙双方在履行本合同过程中发生争议，应协商解决，协商不成的，向杭州市滨江 区人民法院提起诉讼。

The disputes between the parties when performing under this agreement hould be solved through negotiation ; if the negotiation fails, both partyies can bring a lawsuit to the people's Court of Binjiang District, Hangzhou City.

十四、本合同连同附件一式叁份，甲、乙双方各执一份，居间方留存一份。

This agreement and the annexes of the contract have three copies. Party A, Party B and the Intermediary each holds one.

十五、其他条款

Other Provisions

甲方吴瑞棠同意刘亚莉转租该房屋，见证人吴瑞棠

出租方（甲方）刘亚莉 日期2015年8月23日

承租方（乙方）夏建荣 日期2015年8月23日

居间见证方(丙方) 杭圳业房地产营销策划有限公司

经办人: 陈燕飞

公司地址：滨江区江汉路1786号钱龙大厦1023室

电话: 0571-87921612

Party A Wu Ruitang agrees that Liu Yali sublet the property.

Witness： Wu Ruitang

Lessor (Party A) Liu Yali Dated : August 23, 2015

Lessee (Party B) Xia Jianrong Date : August 23, 2015

Intermediary witness (Bing Fang) HangzhenYe Real Estate Consulting Co., Ltd.

Attn: Chen Yanfei

Company address:

Room 1501, building 2,

1750 Sunyard International Creative Center,

Binjiang District

Hangzhou City,

Tel: 0571-87921612